Exhibit 99.2 Clinical Stage Neurology Company Focused on Neuronal Excitability Disorders Corporate Presentation | October 5, 2022

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, risks related to: the success, cost and timing of our product development activities and clinical trials; our expectations about the timing of achieving regulatory approval and the cost of our development programs; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; the impact of the COVID-19 pandemic on our operations; the commercialization of our product candidates, if approved; our plans to research, develop and commercialize our product candidates; our plans to develop additional product candidates; our ability to obtain, maintain, expand, protect and enforce our intellectual property rights; our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties; our ability to attract collaborators with development, regulatory and commercialization expertise; future agreements with third parties in connection with the commercialization of our product candidates; the size and growth potential of the markets for our product candidates and our ability to serve those markets; the rate and degree of market acceptance of our product candidates; regulatory developments in the United States and foreign countries; regulatory application, review and approval processes and our compliance with applicable legal and regulatory requirements; our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the success of competing products that are or may become available; and our ability to attract and retain key scientific or management personnel. These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. More information about the risks and uncertainties faced by Eliem is contained under the caption “Risk Factors” set forth in Eliem’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, which is available on the SEC’s website at www.sec.gov, and in other subsequent reports and filings Eliem will make with the SEC from time to time. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. 2

Highly experienced management team Clinical and preclinical pipeline based on clinically validated mechanisms of action Rethinking Two differentiated programs in depression and epilepsy with treatment for expansion opportunities in chronic pain nervous system disorders ~$130M* cash runway into 2025 allows for topline clinical data readouts and advancement of preclinical asset into clinic * Unaudited cash, cash equivalents and investments as of September 30, 2022, 3 including receipt of $6.2m in tax reimbursements within the quarter

Deep expertise in neuroscience Powered by successful and talented research, clinical development executives from pioneering organizations and commercialization • Lyrica, Neurontin, Trobalt, Vyepti, Vixotrigine, Nimotop, Aptiom, Lunesta, Geodon General Management, Commercial & Corporate Development Leadership experience in both large pharma and small biotech Robert Azelby, MBA Erin Lavelle James Bucher, J.D. • Large: Amgen, GSK, Novartis, Biogen, Chief Executive Officer Chief Operating Officer & EVP and General Counsel Bayer, Pfizer Chief Financial Officer • Small: Alder, Juno, Convergence, Cavion, Exelixis Research & Development Highly skilled in public/private capital raising and corporate development with successful exits Valerie Morisset, Ph.D. Joanne Palmer, Ph.D. Mark Versavel, M.D., Ph.D. • Exits: Alder, Convergence, Juno, EVP R&D and Chief Scientific Officer Chief Development Officer Interim Chief Medical Officer Immunomedics, Cascadian, Cavion 4 4

Addressing multiple interrelated diseases with two distinct, clinically validated mechanisms of action Approaching interrelated disease states with Depression distinct MOAs (GABA PAM and Kv7.2/3) A / Anxiety Innovating within clinically validated mechanisms of action ETX-155 Kv7 Chronic Pain Epilepsy Multiple “pipeline-in-a-product” opportunities 5

Eliem Pipeline: Two programs with clinically validated MOAs intended to address large markets Product Candidate Lead indications Preclinical Phase 1 Phase 2 Phase 3 (Mechanism) Major depressive disorder Positioned for Phase 2a (MDD) initiation in Q1 2023 ETX-155 (GABA receptor PAM) A Epilepsy Kv7 Program Epilepsy IND-enabling safety studies Depression (Kv7.2/3 channel planned in Q1 2023 Pain opener) GABA PAM: GABA receptor positive allosteric modulator 6 A A

Proof of concept Phase 2a trial in Major Depressive Disorder (MDD) ETX-155 positioned for Q1 2023 initiation 7

ETX-155: A differentiated neuroactive steroid $GABA_A$ positive allosteric modulator

Clinical validation for MOA ($GABA_A$ PAM)

Dual potent activity at synaptic and extrasynaptic $GABA_A$ receptors, with high intrinsic efficacy

No clinically meaningful food effect

Convenient **once-daily dosing with ~40-hr half-life**

Well tolerated at exposure levels that have translated to clinical efficacy for other $GABA_A$ PAMs

Strong IP position with patent protection to 2039



GABAergic Presynaptic Neuron
Postsynaptic Glutamatergic Neuron
GABA
Extrasynaptic Channel
δ
β3
α4
ETX-155
Synaptic Channel
γ2
β2
α1
ETX-155
Neurosteroid Binding Site
Enhanced GABAergic Tone
Enhanced GABAergic Synaptic Transmission
Hyperpolarization
Decreased Excitability of Postsynaptic Neuron
Reduced Action Potential Firing

eliem Therapeutics

8

Clinical development focused on MDD with opportunity to expand into other large markets with considerable unmet need

	Proof of concept planned	Potential future indication opportunities	
	Major Depressive Disorder (MDD)	Perimenopausal Depression (PMD)	Epilepsy / Focal Onset Seizure (FOS)
MoA Rationale	• Reduced GABA levels → increased MDD severity[1] • Clinically validated (zuranolone)	• Reduced neurosteroid levels → PMD symptoms • Clinically validated in neurosteroid-driven PPD (zuranolone)	• GABAergic deficits → epileptic state • Clinically validated in orphan epilepsies (ganaxolone)
Unmet Needs	• Faster onset of action • Improved tolerability/efficacy • Novel MoAs	• Same as MDD • Novel MoAs directly addressing reduced neurosteroid levels	• Novel MoAs → better seizure control • Positive impact on mood as #1 comorbidity is depression[4]
Estimated annual prevalence (US+EU)	**~32m** (~9m failed ≥1 prior therapy)[2]	**~8m** (~2m with no history of MDD)[3]	**~2m** (~0.8m with uncontrolled seizures)[5]

1. Luscher et al, *Mol Psychiatry*, 2011;16(4):383-406
2. Decision Resources Group (DRG)- *Unipolar Depression Disease Landscape and Forecast*
3. Freeman et al, *JAMA Psychiatry*, 2014;72(1):36-43
4. Kanner AM, *Biol Psychiatry*, 2003;54(3):388-98
5. DRG - *Epilepsy Disease Landscape and Forecast*, May 2021

eliem Therapeutics

9

ETX-155 Differentiation: Similar dual $GABA_A$R potency to clinically validated $GABA_A$ PAMs, with differentiated pharmacokinetics

Company	Molecule	$GABA_A$R Potency		Pharmacokinetics		Clinical Validation (positive RCT)		
		Synaptic	Extra-synaptic	Food effect	Half-life	MDD	PPD	Epilepsy
eliem Therapeutics	ETX-155	✓	✓	No	~40 hrs	-	-	-
Sage Therapeutics™	zuranolone (SAGE-217)	✓	✓	Yes	14-18 hrs	✓	✓	-
MARINUS PHARMACEUTICALS	ZTALMY® (ganaxolone)	✓	✓	Yes	2-3 hrs	-	-	✓

Sources:
Zuranolone: Hoffmann et al, *Clin Pharmacokinet*, 2020;59(1):111-120; Hoffmann et al, ASCP 2018, poster #782; Botella et al, *J Med Chem*, 2017;60(18)7810-7819; Phase 3 WATERFALL topline data press release
Ganaxolone: ZTALMY Prescribing Information; Hulihan et al., American Epilepsy Society Annual Meeting 2020, poster

* Evening QD dosing for ETX-155, zuranolone; TID dosing for ganaxolone eliem Therapeutics 10

ETX-155 does not have a clinically meaningful food effect: potential to impact efficacy, safety, and compliance

Reported Fed/Fasted Ratios for $GABA_A$ PAM class



Cmax
AUC(0-t)
Fed/Fasted Ratio
3.5
3
2.5
2
1.5
1
0.5
0
2.9x
1.6x
2.6x
3.0x
1.25x
0.8x
FOOD EFFECT
Clinically meaningful higher exposure if taken with food
NO FOOD EFFECT[3]
FOOD EFFECT
Clinically meaningful lower exposure if taken with food
ETX-155
Zuranolone[1]
Ganaxolone[2]
Tablet, 30mg, human
Capsule, 30mg, human
Capsule, 5 mg/kg, dog

Presence of a food effect may impact:

Efficacy
Exposure reduced or increased if medication not taken with food

Safety and Tolerability
Timing/severity of AEs associated with Cmax

Compliance
More strict daily routine required to maintain drug levels within the required range for efficacy and safety

1. Hoffmann et al, Clin Pharmacokinet, 2020;59(1):111-120; Hoffmann et al, ASCP 2018, poster #782
2. U.S. Patent No. 9,029,355
3. Range of fed/fasted ratios for AUC and Cmax required to claim absence of food effect on bioavailability, per FDA Guidance For Industry, Food-Effect Bioavailability and Fed Bioequivalence Studies, December 2002

ETX-155 has not been assessed in a head-to-head study against zuranolone or ganaxolone, and the study designs and analytical methods for all product candidates may be different. As a result, such data may not be directly comparable.

eliem Therapeutics

11

Phase 1 Study in Healthy Subjects: Encouraging safety & tolerability profile observed with no severe or serious adverse events Most common treatment-emergent AEs ETX-155 Phase 1 Repeat-Dose Results (In ≥10% of ETX-155 treated subjects across repeat dose studies) • Favorable pharmacokinetics 7-day Repeat 14-day Repeat • Steady state reached at day 8 Combined Dose Dose • ~40-hour half-life at steady state • 60 mg evening dosing was well tolerated ETX-155 ETX-155 ETX-155 Placebo Placebo Placebo 60 mg 60 mg 60 mg • No SAEs or discontinuations (n=6) (n=5) (n=11) (n=9) (n=15) (n=24) • All AEs were mild/moderate and transient n (%) n (%) n (%) n (%) n (%) n (%) • CNS AE details • The rate of CNS AEs were comparable in ETX-155 and ≥1 TEAE 5 (56) 3 (50) 9 (60) 4 (80) 14 (58) 7 (64) placebo groups • Most CNS AEs occurred at Tmax (3-4 hrs post-dose) Somnolence 1 (11) 2 (33) 6 (40) 2 (40) 7 (29) 4 (36) • 7 reports of somnolence out of 24 ETX-155-treated patients (no subject reported somnolence more than Fatigue 0 0 4 (27) 1 (20) 4 (17) 1 (9) once during dosing period) Headache 2 (22) 2 (33) 1 (7) 0 3 (13) 2 (18) • Leeds Sleep Evaluation Questionnaire indicates no difference in next-morning alertness or disruption in Dizziness 1 (11) 0 2 (13) 0 3 (13) 0 sleep quality compared to placebo 12

Analysis of ETX-155 pharmacokinetic profile confirmed comparable 60mg exposures obtained with different batches, enabling path forward in Phase 2a MDD trial

Original Phase 1 studies

- **SAD** (5-200mg, n=6 active/cohort)
- **MAD 7-day** (60mg AM and PM, n=9 active/cohort)
- **MAD 14-day** (60mg PM, n=15 active/cohort)
- **Well tolerated**, especially with PM dosing
- **Encouraging PK profile**
  - ➢ Moderate CV% of ~30%
  - ➢ Half-life of ~40 hrs
  - ➢ Steady state at day 8
  - ➢ Moderate acc. ratio of ~2
  - ➢ No food effect
  - ➢ Exposures within preclinical efficacy range
- **Enabled selection of a Phase 2 clinical dose of 60mg**

PSE study findings (April '22)

- Proof-of-concept model in patients with photosensitive epilepsy (PSE)
- Single-dose of 135 mg ETX-155
- N=3 patients; evaluation of activity in this model was inconclusive due to ~50% lower-than-expected exposures
- Achievement of predicted therapeutic exposure levels is critical for success of planned Phase 2a MDD trial
- Prompted investigation to understand potential root causes prior to progressing to MDD trial

Extensive Investigation

1) CMC investigations on all batches of API and DP
   → No findings
2) Dog PK to compare preclinical exposure across all batches
   → Comparable across batches
3) 5 single dose cohorts of healthy subjects to confirm PK profile
   → Comparable exposure across batches
4) Comparison of exposures from all batches with population PK model based on original Phase 1 data
   → Exposures at 60mg fit the model
5) Confirmed 75mg well tolerated as a single-dose
   → Plan to evaluate 75mg in repeat-dose

Investigation concluded there was no meaningful difference between 60mg exposures obtained with different batches eliem Therapeutics

13

At steady-state, modeled exposures of ETX-155 60mg and 75mg doses are well within the therapeutic range

Modeled 60mg and 75mg ETX-155 AUC_{0-24} at steady state



5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
AUC0_24 (ng*h/mL)
Preclinical Robust ED range (3 mg/kg)
Mean: 2810
Mean: 2248
Preclinical MED range (1 mg/kg)
60mg SS
75mg SS

Center lines represent the median, the top and bottom of the boxes represent the 25th and 75th percentiles (i.e. interquartile range)



Benchmark zuranolone modeled AUC0-24 for 30mg and 50mg capsules at steady state*
2500
2000
1500
1000
500
0
AUC0_24 (ng*h/mL)
Mean: 1540
Mean: 924
30mg SS
50mg SS

* Derived from 30mg pharmacokinetic data in Bullock et al, Marcé of North America Congress, Oct 21-24, 2021, extrapolated to 50 mg based on dose linearity; modeled CV% derived from Hoffmann et al, 2018 Annual Meeting of the American Society for Clinical Pharmacology and Therapeutics, March 21-24, 2018

The two graphs are not generated from head-to-head trials and therefore are not direct comparisons. ETX-155 preclinical AUC ranges are derived from rat PK study for 1 mg/kg and 3 mg/kg groups, which were efficacious dose levels in depression, anxiety, seizure, and EEG preclinical models; ED: Efficacious Dose; MED: Minimal Efficacious Dose eliem Therapeutics

14

Positioned to progress ETX-155 into Phase 2a RCT in MDD in Q1 2023 with topline data expected in mid-2024 Screening Outpatient Treatment Follow-up Primary Endpoint Week 28 days 14 days Change from baseline in HAMD17 1 2 3 4 over days 4, 8, 15, 22, and 29 Secondary Endpoints ETX-155 qd x 28 days MDD Phase 2a Change from baseline in HAMD17 130 patients at days 4, 8, 15, 22, 29 and 42* 1:1 randomization Placebo 50% response rate in HAMD17 qd x 28 days at days 4, 8, 15, 22, 29 and 42* d1 d8 d15 d22 d29 d42 * Day 42 assessments are exploratory 15 HAMD17: Hamilton Depression Rating Scale

ETX-155 Market Opportunity 16

nd One-third (7M) of the US MDD treated patient opportunity is in 2 line and beyond US Epidemiology, 2030 estimates Reference branded MDD drug peak sales Drug Class Peak Sales Peak Year Diagnosed and Drug-treated 21M MDD patients Lexapro SSRI $3.0B 2011 Effexor SNRI $2.7B 2008 Zoloft SSRI $2.6B 2005 Second Line MDD 4.6M (Failed 1 ADT class) Cymbalta SNRI $2.6B 2013 Prozac SSRI $2.4B 2001 Third Line+ MDD 2.5M (Failed ≥2 ADT classes) $14-21B Total Branded Opportunity nd in 2 line + Assumes $6,000 WAC, 6 months on therapy/yr 17 Source: DRG Unipolar Depression Disease Landscape and Forecast, 2021

Zuranolone precedent $GABA_A$ PAM efficacy in line with approved MDD drugs, achieving statistical significance and ~50% reduction in HAMD17 despite smaller delta to placebo

Drug: Study*	Reference	Year of Study	Baseline HAMD17	Duration of Treatment	Mean HAMD17 change from Baseline			Estimated Mean HAMD17 at end of treatment	
					Active (top dose, if >1 arm)	Placebo	Delta to placebo	Active	Placebo
38 studies of SSRIs/SNRIs	Kirsch 2002	1980s-1990s	21.0 - 29.7	4-8 weeks	**-10.4** (range: -5.9 to -14.2)	-7.6 (range: -3.0 to -10.5)	-2.8	**~14**	~17
Cymbalta: Study 1	Cymbalta label	2001	21	9 weeks	**-10.9**	-6.1	-4.9	**10.1**	14.9
Cymbalta: Study 2	Cymbalta label	2001	20	9 weeks	**-10.5**	-8.3	-2.2	**9.5**	11.7
Cymbalta: Study 3	Cymbalta label	2001	18	8 weeks	**-8.6**	-5.0	-3.6	**9.4**	13
Cymbalta: Study 4	Cymbalta label	2001	20	8 weeks	**-12.1**	-8.8	-3.3	**7.9**	11.2
Pristiq: Study 332	Liebowitz et al	2008	23	8 weeks	**-11.5**	-9.5	-2.0	**11.5**	13.5
Pristiq: Study 333	Boyer et al	2008	24	8 weeks	**-13.7**	-10.7	-3.0	**10.3**	13.3
Rexulti: Pyxis Study	Thase et al (a)	2013	21	6 weeks	**-5.89**	-3.59	-2.29	**15.1**	17.4
Rexulti: Polaris Study	Thase et al (b)	2013	21	6 weeks	**-6.26**	-4.57	-1.69	**14.7**	16.4
Rexulti: Sirius Study	Hobart et al	2016	21	6 weeks	**-7.1**	-5.9	-1.16	**13.9**	15.1
		Average of all drugs (range)		6-8 wks	-9.7 (-5.9 to -13.7)	-7.0 (-3.6 to -10.7)	-2.7 (-1.16 to -4.9)	11.6 (7.9 to 15.1)	14.4 (11.7 to 17.4)
Sage zuranolone data	**Waterfall**	2020-21	**26.8**	**2 weeks**	**-14.1**	**-12.3**	**-1.7**	**12.7**	**14.6**
Sage zuranolone data	**Coral**	2021	**26.8**	**2 weeks**	**-13.7**	**-12.9**	**-0.8**	**13.1**	**13.7**

~50% reduction in mean HAMD17 from severe depression (>24) to mild depression (8-16)

* Studies reporting HAMD as primary endpoint shown here; recent MDD registrational trials for Trintellix, Spravato, and Axsome used MADRS as endpoint, rather than HAMD17, so are not included eliem Therapeutics

18

Zuranolone precedent suggests potential $GABA_A$ PAM advantages relative to existing ADTs: would be attractive in a "direct to patient" commercial marketplace

Background

- SSRI's treatment duration undefined – many patients on SSRIs for multiple years/life
- SSRI's can take 6 to 8 weeks to work, if they work; not accounting for titration period
- Side effects including weight gain, sexual dysfunction, withdrawal symptoms
- Unsatisfied market with new MDD patient on therapy for ~ 5.5 months, adherence rates of 51% at week 16, 21% at week 33[1]

Potential Differentiation Points

- **"Treat depressive episode":** zuranolone uses a two-week regimen, 80% of patients needed only 4 weeks of therapy in a year
- **Rapid onset:** zuranolone achieved activity by day 3, with no titration, which should enable patient to know within two weeks if product is working
- **Transient side effects:** somnolence/fatigue but no weight gain, sexual dysfunction, or withdrawal observed in zuranolone trials
- **Enhanced adherence:** two-week course of therapy should dramatically improve adherence

Short treatment duration combined with rapid effect enables dosing aligned with the depressive episode

1. Sawada et al, BMC Psychiatry, 2009;9(38).

eliem Therapeutics

19

ETX-155: Being Developed as a Potentially Clinically Differentiated Oral Neuroactive Steroid ETX-155 Opportunities Improve Efficacy: Increasing AUC • Absence of clinically meaningful food effect • Significantly longer half-life • Higher exposures observed at well tolerated doses Improve Tolerability • CNS AE rates similar to placebo in healthy subjects • No difference from placebo in sleep quality and next day alertness • No reports of somnolence on more than one day in repeat dosing studies Improve Durability • Evaluate longer dosing regimens (i.e., 28 days) 20 Statements are not based on data resulting from head-to-head trials and are not direct comparisons of safety or efficacy

Pre-candidates identified IND-enabling safety studies planned for Kv7 Opener Q1 2023 21

Kv7.2/3 Program: Developing a differentiated Kv7.2/3 opener for multiple neuronal excitability indications

Kv7 Opportunity

Human genetic validation

Strong clinical validation in pain and epilepsy
(retigabine, flupirtine, XEN1101)

Metabolic/safety liabilities with existing molecules

Clear translational path to clinical efficacy

Eliem Kv7 Program Goal

Maintain efficacy with improved tolerability and safety

Program Status

- Foundational IP filed
- Multiple lead and backup candidates in novel chemical space
- Improved metabolic stability
- Potent at Kv7.2/3, selective vs Kv7.1/4, and active in MES rat model

Two pre-candidates being scaled up for IND-enabling safety studies anticipated to initiate in Q1 2023

MES: maximal electroshock seizure

eliem Therapeutics 22

Highly experienced management team Clinical and preclinical pipeline based on clinically validated mechanisms of action Rethinking Two differentiated programs in depression and epilepsy with treatment for expansion opportunities in chronic pain nervous system disorders ~$130M* cash runway into 2025 allows for topline clinical data readouts and advancement of preclinical asset into clinic * Unaudited cash, cash equivalents and investments as of September 30, 2022, 23 including receipt of $6.2m in tax reimbursements within the quarter

For more information: www.eliemtx.com InvestorRelations@eliemtx.com